First Amendment to Credit Agreement

This First Amendment to Credit Agreement (herein, this “First Amendment”) is entered into as of June 30, 2020, among Alpine Income Property OP, LP, a Delaware limited partnership (the “Borrower”), Alpine Income Property Trust, Inc., a Maryland corporation, as a Guarantor (“Parent”), the other Guarantors party hereto, the Lenders party hereto and Bank of Montreal, as Administrative Agent (the “Administrative Agent”).

Preliminary Statements

A.The Borrower, the Parent, the Guarantors party thereto (the “Guarantors”), the financial institutions party thereto (the “Lenders”), and the Administrative Agent entered into that certain Credit Agreement, dated as of November 26, 2019 (such Credit Agreement, as heretofore amended, being referred to herein as the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.The Borrower has requested that the Administrative Agent and Lenders agree to, among other things, to (i) amend the definition of Tangible Net Worth, (ii) amend the minimum Tangible Net Worth covenant set forth in Section 8.20 of the Credit Agreement and (iii) make certain other revisions to the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so on the terms and conditions set forth herein.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.	Amendments.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement will be amended as follows:

1.1.  The definition of “Tangible Net Worth” in Section 5.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tangible Net Worth” means for each applicable period, total shareholder’s equity and any non-controlling equity interests on the Parent’s consolidated balance sheet as reported in its Form 10-K or 10-Q for such period, plus (i) accumulated depreciation and amortization and (ii) unrealized losses related to marketable securities, minus, to the extent included when determining stockholders’ equity, (x) all unrealized gains related to marketable securities and (y) all amounts appearing on the assets side of the Parent’s consolidated balance sheet representing an intangible asset under GAAP (other than lease intangibles, net of lease liabilities) net of all amounts appearing on the liabilities side of its consolidated

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balance sheet representing an intangible liability under GAAP, in each case as determined on a consolidated basis in accordance with GAAP.

1.2.  Section 5.1 of the Credit Agreement is hereby amended to insert therein in proper alphabetical order the following new definition of “First Amendment Effective Date”:

“First Amendment Effective Date” means June 30, 2020.

1.3.  Clause (e) of Section 8.20 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e)  Maintenance of Net Worth.  The Borrower shall, as of the last day of each Fiscal Quarter, maintain a Tangible Net Worth of not less than the sum of (a) $136,017,557, plus (b) 75% of the aggregate net proceeds received by Parent or any of its Subsidiaries after the First Amendment Effective Date in connection with any offering of Stock or Stock Equivalents of the Borrower, Parent or the Subsidiaries.

1.4.  Exhibit E (Compliance Certificate) to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit E attached hereto.

Section 2.	Conditions Precedent.

The effectiveness of this First Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1.  The Borrower, the Parent, the other Guarantors, the Lenders and the Administrative Agent shall have executed and delivered to the Administrative Agent this First Amendment.

2.2.  Legal matters incident to the execution and delivery of this First Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

Section 3.	Representations.

In order to induce the Administrative Agent and the Lenders to execute and deliver this First Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that (a) after giving effect to this First Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this First Amendment.

Section 4.	Miscellaneous.

4.1.Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific First Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2.The Borrower agrees to pay on demand all reasonable costs and out-of-pocket expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this First Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

4.3.Each Guarantor consents to the amendments and modifications to the Credit Agreement as set forth herein and confirms all of its obligations under its Guaranty remain in full force and effect.  Furthermore, each Guarantor acknowledges and agrees that the consent of the Guarantors, or any of them, to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

4.4.This First Amendment is a Loan Document.  This First Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this First Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of executed counterparts of this First Amendment by Adobe portable document format (a “PDF”) via e-mail or by facsimile shall be effective as an original.  This First Amendment, and the rights and the duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of New York.

[Signature Pages Follow]

This First Amendment to Credit Agreement is entered into as of the date and year first above written.

“Borrower”

Alpine Income Property OP, LP,
a Delaware limited partnership

By: Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner

By: Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By: /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement –
Alpine Income Property OP, LP]

“Guarantors”

“Parent”

Alpine Income Property Trust, Inc., a Maryland corporation

By	/s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

“Material Subsidiaries”

CTO17 Hillsboro OR LLC, a Delaware limited liability company

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole manager

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement –
Alpine Income Property OP, LP]

Bluebird Metrowest Orlando LLC, a Delaware limited liability company

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole manager

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

CTO16 Raleigh LLC, a Delaware limited liability company

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole member

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement –
Alpine Income Property OP, LP]

CTO16 Reno LLC, a Delaware limited liability company

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole manager

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

CTO19 Winston Salem NC LLC, a Delaware limited liability company

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole manager

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement –
Alpine Income Property OP, LP]

Indigo Henry LLC, a Delaware limited liability company

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole member

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

CTO17 Saugus LLC, a Delaware limited liability company

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole member

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement –
Alpine Income Property OP, LP]

CTO16 Charlottesville LLC, a Delaware limited liability company

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole manager

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

CTLC18 Lynn MA LLC, a Delaware limited liability company

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole manager

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement –
Alpine Income Property OP, LP]

CTO16 Huntersville LLC, a Delaware limited liability company

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole manager

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

CTO19 Birmingham LLC, a Delaware limited liability company

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its manager

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole me

By /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement –
Alpine Income Property OP, LP]

PINE19 Alpharetta GA LLC, a Delaware limited liability company

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole member

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

PINE19 Jacksonville FL LLC, a Delaware limited liability company

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole member

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement –
Alpine Income Property OP, LP]

LHC15 Glendale AZ LLC, a Delaware limited liability company

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole member

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

CTO19 Troy WI LLC, a Delaware limited liability company

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its member

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement –
Alpine Income Property OP, LP]

CTO17 Brandon FL LLC, a Delaware limited liability company

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its sole manager

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

CTO19 Albany GA LLC, a Delaware limited liability company

By: Alpine Income Property OP, LP,
a Delaware limited partnership, its member

By: Alpine Income Property GP, LLC,

a Delaware limited liability company,

its General Partner,

By: Alpine Income Property Trust, Inc.,

a Maryland corporation,

its sole member

By /s/ Mark E. Patten

Name: Mark E. Patten

Title: Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement –
Alpine Income Property OP, LP]

Accepted and Agreed to.

“Administrative Agent and L/C Issuer”

Bank of Montreal, as L/C Issuer and as Administrative Agent

By /s/ Gwendolyn Gatz

Name: Gwendolyn Gatz

Title: Director

“Lenders”

Bank of Montreal, a Canadian chartered bank acting through its Chicago branch, as a Lender and Swing Line Lender

By /s/ Gwendolyn Gatz
Name: Gwendolyn Gatz

Title: Director

[Signature Page to First Amendment to Credit Agreement –
Alpine Income Property OP, LP]

Raymond James Bank, N.A., as a Lender

By: /s/ Mark Specht______________________

Name: Mark Specht

Title: Vice President

[Signature Page to First Amendment to Credit Agreement –
Alpine Income Property OP, LP]

Exhibit E

Compliance Certificate

To:	Bank of Montreal, as Administrative Agent under, and the Lenders party to, the Credit Agreement described below

This Compliance Certificate is furnished to the Administrative Agent and the Lenders pursuant to that certain Credit Agreement dated as of November 26, 2019, as amended, among Alpine Income Property OP, LP, as Borrower, the Guarantors signatory thereto, the Administrative Agent and the Lenders party thereto (the “Credit Agreement”).  Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement

The Undersigned hereby certifies that:

1.I am the duly elected ____________ of Alpine Income Property OP, LP;

2.I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

3.The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;

4.The financial statements required by Section 8.5 of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate are true, correct and complete as of the date and for the periods covered thereby; and

5.The Schedule I hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ______ day of __________________, 20___.

Alpine Income Property OP, LP

By: Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner

By: Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By:

  Name:

  Title:

Schedule I

to Compliance Certificate

_________________________________________________

Compliance Calculations

for Credit Agreement
dated as of November 26, 2019, as amended

Calculations as of _____________, _______

A. Maximum Total Indebtedness to Total Asset Value Ratio (Section 8.20(a))
1. Total Indebtedness	$___________
2. Total Asset Value as calculated on Exhibit A hereto	___________
3. Ratio of Line A1 to A2	____:1.0
4. Line A3 must not exceed	0.60:1.0
5. The Borrower is in compliance (circle yes or no)	yes/no
B. Maximum Secured Indebtedness to Total Asset Value Ratio (Section 8.20(b))
1. Secured Indebtedness	$___________
2. Total Asset Value as calculated on Exhibit A hereto	___________
3. Ratio of Line B1 to B2	____:1.0
4. Line B3 must not exceed	0.40:1.0
5. The Borrower is in compliance (circle yes or no)	yes/no
C. Minimum Adjusted EBITDA to Fixed Charges Ratio (Section 8.20(c))
1. Net Income	$___________
2. Depreciation and amortization expense	___________
3. Interest Expense	___________

4. Income tax expense	___________
5. Extraordinary, unrealized or non-recurring losses	___________
6. Non-Cash Compensation Paid in Equity Securities	___________
7. Extraordinary, unrealized or non-recurring gains	___________
8. Income tax benefits	___________
9. Sum of Lines C2, C3, C4, C5 and C6	___________
10. Sum of Lines C7 and C8	___________
11. Line C1 plus Line C9 minus Line C10 (“EBITDA”)	___________
12. Annual Capital Expenditure Reserve	___________
13. Line C11 minus Line C12 (“Adjusted EBITDA”)	___________
14. Interest Expense	___________
15. Principal Amortization Payments	___________
16. Dividends on Preferred Stock	___________
17. Income Taxes Paid	___________
18. Sum of Lines C14, C15, C16 and C17 (“Fixed Charges”)	___________
19. Ratio of Line C13 to Line C18	____:1.0
20. Line C19 shall not be less than	1.50:1.0
21. The Borrower is in compliance (circle yes or no)	yes/no
D. Maximum Secured Recourse Indebtedness to Total Asset Value Ratio (Section 8.20(d))
1. Secured Recourse Indebtedness	$___________
2. Total Asset Value as calculated on Exhibit A hereto	___________
3. Ratio of Line D1 to Line D2	____:1.0
4. Line D3 shall not exceed	0.05:1.0

5. The Borrower is in compliance (circle yes or no)	yes/no
E. Tangible Net Worth (Section 8.20(e))
1. Tangible Net Worth	$___________
2. Aggregate net proceeds of Stock and Stock Equivalent offerings after the First Amendment Effective Date	___________
3. 75% of Line E2	___________
4. $136,017,557 plus Line E3	___________
5. Line E1 shall not be less than Line E4
6. The Borrower is in compliance (circle yes or no)	yes/no
F. Investments (Joint Ventures) (Section 8.8(i))
1. Cash Investments in Joint Ventures	$___________
2. Total Asset Value	$___________
3. Line F1 divided by Line F2	___________
4. Line F3 shall not exceed 10%
5. The Borrower is in compliance (circle yes or no)	yes/no
G. Investments (Assets Under Development) (Section 8.8(j))
1. Assets Under Development	$___________
2. Total Asset Value	$___________
3. Line G1 divided by Line G2	___________
4. Line G3 shall not exceed 10%
5. The Borrower is in compliance (circle yes or no)	yes/no
H. Investments (Stock Repurchases) (Section 8.8(k))
1. Stock Repurchases	$___________
2. Total Asset Value	$___________
3. Line H1 divided by Line H2	___________

4. Line H3 shall not exceed 10%	$___________
5. The Borrower is in compliance (circle yes or no)	yes/no
I. Aggregate Investment Limitation to Total Asset Value (Section 8.8)
1. Sum of Lines F1, G1 and H1	$___________
2. Total Asset Value	____________
3. Line I1 divided by Line I2	___________
4. Line I3 shall not exceed 30%
5. The Borrower is in compliance (circle yes or no)	yes/no
J. Restricted Payments (Section 8.25(a))
1. Aggregate amount of cash distributions made by the Parent to its equity holders during such period	$___________
2. Parent’s Adjusted FFO for such period	____________
3. 95% of Line J2	____________
4. Amount necessary for the Parent to be able to make distributions required to maintain its status as a REIT (i.e., to satisfy the distribution requirements set forth in Section 4981 of the Code)	____________
5. Greater of Line J3 and Line J4	____________
6. Line J1 shall not exceed Line J5
7. The Borrower is in compliance (circle yes or no)	yes/no

Exhibit A to Schedule I

to Compliance Certificate

of Alpine Income Property OP, LP

This Exhibit A, with a calculation date of __________,______, is attached to Schedule I to the Compliance Certificate of Alpine Income Property OP, LP dated November 26, 2019, as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Total Asset Value for Rolling Period most recently ended:

[Insert Calculation]

Alpine Income Property OP, LP

By: Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner

By: Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By:

  Name:

  Title:

Exhibit B to Schedule I

to Compliance Certificate

of Alpine Income Property OP, LP

This Exhibit B, with a calculation date of __________,______, is attached to Schedule I to the Compliance Certificate of Alpine Income Property OP, LP dated November 26, 2019, as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Property NOI for all Properties for Rolling Period most recently ended:

Property	Property Income	Minus	Property Expenses (without Cap. Ex. Reserve or Management Fees)	Minus	Annual Capital Expenditure Reserve	Minus	Greater of 3% of rents or actual management fees	equals	Property NOI
	$________	-	$___________					=	$________
	$________	-	$___________					=	$________
	$________	-	$___________					=	$________
	$_______	-	$___________					=	$________

Total Property NOI for all Properties:$_____________

Alpine Income Property OP, LP

By: Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner

By: Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By:

  Name:

  Title: